EXHIBIT 32.2

CERTIFICATION OF BRIAN LEX AUSTIN-GEMAS, CHIEF OPERATING OFFICER

CERTIFICATION UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of dELiA*s, Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the thirteen weeks ended August 2, 2014 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Lex Austin-Gemas
Brian Lex Austin-Gemas
Chief Operating Officer
Date: September 16, 2014